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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 3, 1998

                                  CAPRIUS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                        0-11914              22-2457487
(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)          File Number)         Identification No.)


                46 Jonspin Road, Wilmington, Massachusetts 01887
                    (Address of principal executive offices)


        Registrant's Telephone Number including Area Code: (978) 657-8876





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         Item 4.  Change in Registrant's Certifying Accountants

Effective April 1, 1998 the Boston office of Richard A. Eisner & Company, LLP
("RAE") was merged into the Boston office of BDO Seidman, LLP ("BDO"). This merger resulted in RAE no longer having an office in the Boston area and Caprius, Inc. ("the Company") concluded that it would be appropriate to select a new accounting firm. At a meeting of the Audit Committee of the Company on June
3, 1998, it was approved that the Company would retain BDO to serve as its independent auditors, effective immediately. During the Company's two most recent fiscal years and through June 3, 1998, there were no disagreements between the Company and RAE on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of RAE, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the audited financial statements for such years.

The reports of RAE on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that RAE's report on the Company's financial statements for the fiscal year ended September 30, 1996 contains a statement expressing substantial doubt about the Company's ability to continue as a going concern.

During the two most recent fiscal years and through June 3, 1998 there have been no reportable events (as defined in Regulation S-K item 304(a)(1)(v)).

Prior to the engagement of BDO, there were no discussions with representatives of said firm regarding (i) the application of any accounting principles to a specific or completed transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of disagreement with the Company's former auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company requested that RAE furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not RAE agrees with the above statements. A copy of such letter, dated June 8, 1998, is filed as Exhibit
16 to this Form 8-K.

         Item 7.           Financial Statements and Exhibits

                   ( c)    Exhibits

                           16       The letter of RAE, dated June 8, 1998,
                                    stating it agrees with the statements made by the Company herein is attached hereto.





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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Caprius, Inc.
                                             (Registrant)


Date:    June 8, 1998                       By: /s/ Steven J. James
                                                -------------------------------
                                                    Steven J. James,
                                                    Chief Financial Officer




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                                INDEX TO EXHIBITS

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Exhibits     Description                                                           Page No.
--------     -----------                                                           --------

16          Letter of Richard A. Eisner & Company, LLP, dated June 8, 1998            5





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